SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS OF THE LISTED FUND

Deutsche Money Market VIP

At a meeting on July 10, 2015, the Board approved changes to the Fund that would allow the Fund to operate as a government money market fund under the amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, that were adopted in July 2014 with final compliance dates ranging between July 2015 and October 2016. As currently structured, on the final compliance date for the Rule 2a-7 amendments, the Fund would be required to implement a floating net asset value and would be allowed, and in certain situations, required, to implement liquidity fees and/or redemption gates. As a government money market fund, the Fund will continue to seek to maintain a stable $1.00 net asset value. (Although the Fund will seek to maintain a $1.00 net asset value, there is no guarantee that it will be able do so and if the net asset value falls below $1.00, you would lose money.) The Fund will not be required to implement liquidity fees and/or redemption gates as a government money market fund. As defined in amended Rule 2a-7, a government money market fund is a fund that invests at least 99.5% of the fund’s total assets in cash, government securities, and/or repurchase agreements that are collateralized by these same securities.

In order for the Fund to operate as a government money market fund, the Board approved revisions to the Fund’s fundamental investment policy relating to concentration (the “Concentration Policy”) such that the Fund would no longer be required to invest more than 25% of its total assets in obligations of banks and other financial institutions. If not revised, the current Concentration Policy would preclude the Fund from operating as a government money market fund. The revisions to the Concentration Policy are subject to approval by the shareholders of the Fund at a special shareholders’ meeting expected to be held during the fourth quarter of 2015. No assurance can be given that shareholder approval will be obtained for the revisions to the Concentration Policy.

If the revisions to the Concentration Policy are approved by shareholders, the Board approved other changes for the Fund to operate as a government money market fund, including:

(i)
The adoption of a principal investment strategy to invest at least 99.5% of the Fund’s total assets in cash, government securities, and/or repurchase agreements that are collateralized by these same securities.

(ii)	A name change as follows:

Current Name	New Name
Deutsche Money Market VIP	Deutsche Government Money Market VIP

(iii)	A reduction in the management fee rate paid by the Fund to Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisor to the Fund, as set forth below:

Current Management Fee Rate Schedule		Revised Management Fee Rate Schedule
Average Daily Assets	Management Fee Rate	Average Daily Assets	Management Fee Rate
First $500 Million	0.285%	First $500 Million	0.235%
Next $500 Million	0.270%	Next $500 Million	0.220%
Next $1 Billion	0.255%	Next $1 Billion	0.205%
Over $2 Billion	0.240%	Over $2 Billion	0.190%

If shareholders approve the revisions to the Concentration Policy, DIMA currently anticipates that the change to the Concentration Policy and other changes for the Fund to operate as a government money market fund will take effect on or about May 2, 2016. To ensure an orderly transition to a government money market fund, DIMA anticipates that it will begin to gradually implement changes to the Fund beginning after shareholders approve the revisions to the Concentration Policy. As a result, it is expected that the Fund gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about May 2, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it should be expected that the Fund’s yield may decrease as more assets are invested in government securities.
The foregoing is not a solicitation of any proxy.

Please Retain This Supplement for Future Reference

July 20, 2015 PROSTKR-507